AMENDMENT NO. 1 dated as of January 14,
2003 (this "Amendment"), to the THREE-YEAR
CREDIT AGREEMENT dated as of February 20, 2002
(the "Credit Agreement"), among LABORATORY
CORPORATION OF AMERICA HOLDINGS, a
Delaware corporation (the "Borrower"), the Lenders (as defined in Article I of the Credit Agreement), and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended, and have agreed to extend, credit to the Borrower.

B. The Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as provided herein. The Required Lenders are willing so to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

C. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to the Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order therein:

""Acquisition" shall mean the acquisition by the Borrower or any wholly owned Subsidiary of the Borrower of all or substantially all of the assets of a person or line of business of such person, or all or substantially all of the Equity Interests of a person, in each case where the aggregate consideration (in whatever form) payable by the Borrower or any Subsidiary exceeds $10,000,000.".

(b) The definition of the term "Leverage Ratio" set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentences at the end thereof:

    "Solely for purposes of this definition, if at the time of any determination of the Leverage Ratio an Acquisition shall have been completed during the relevant period, the Consolidated EBITDA for such period shall be reformulated on a pro forma basis to give effect to such Acquisition as if it had occurred on the first day of such period. For purposes of the foregoing, all pro forma adjustments shall be (a) only those required or permitted by Regulation S-X of the Securities Act of 1933 or otherwise based on reasonably detailed written assumptions reasonably acceptable to the Administrative Agent and (b) certified by a Financial Officer of the Borrower as having been prepared in good faith based upon reasonable assumptions.".

(c) Section 3.14 of the Credit Agreement is hereby amended by deleting the amount "$50,000,000" set forth therein and substituting therefor the amount "$60,000,000".

2


(d) Section 6.04 of the Credit Agreement is hereby amended by (i) inserting immediately before the words "except that" set forth therein the words "or liquidate or dissolve," (ii) deleting the word "and" at the end of clause (a) thereof and substituting a comma therefor and (iii) inserting the following clause immediately before the period at the end thereof:

     "and (c) any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders".

SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, the Administrative Agent and the Issuing Bank that:

(a) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written on the date that the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders.

SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Issuing Bank under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.

SECTION 5.  Applicable Law.  THIS AMENDMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE
LAWS OF THE STATE OF NEW YORK.

SECTION 6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

3


SECTION 7.  Expenses.  The Borrower agrees to reimburse the
Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


LABORATORY CORPORATION OF AMERICA HOLDINGS,

     By:
       ------------------------------------
       Name:
       Title:


CREDIT SUISSE FIRST BOSTON, individually and as
Administrative Agent and Issuing Bank,

     By:
        ------------------------------------
        Name:
        Title:

     By:
        ------------------------------------
        Name:
        Title:

4


SIGNATURE PAGE TO AMENDMENT NO.1  DATED AS
OF THE DAY AND YEAR FIRST ABOVE WRITTEN, TO THE
LABORATORY CORPORATION OF AMERICA HOLDINGS
THREE-YEAR CREDIT AGREEMENT DATED AS OF
FEBRUARY 20, 2002



NAME OF LENDER:
               --------------------------------
     By:
         --------------------------------------
         Name:
         Title: